UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)


           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /Preliminary Proxy Statement                 / / Confidential, for Use of the
/X/Definitive Proxy Statement                      Commission Only (as permitted
/ /Definitive Additional Materials                 by Rule 14a-6(e)(2))
/ /Soliciting Material pursuant to Sec. 240.

                        TRI-COUNTY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5.   Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount Previously Paid:

          ----------------------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3.   Filing Party:

          ----------------------------------------------------------------------

     4.   Date Filed:

          ----------------------------------------------------------------------

                     [TRI-COUNTY FINANCIAL CORP LETTERHEAD]


                                  April 5, 2004




Dear Stockholder:

     I am pleased to invite you to attend the Annual Meeting of the Stockholders (the "Annual Meeting") of Tri-County Financial Corporation (the "Company") to be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 5, 2004 at 10:00 a.m.

     The attached Notice and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company as well as a representative of the Company's auditors, Stegman & Company, will be present to respond to any questions stockholders may have.

     Your vote is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, I URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.


                                          Sincerely,


                                          /s/ Michael L. Middleton

                                          Michael L. Middleton
                                          President and Chief Executive Officer

                        TRI-COUNTY FINANCIAL CORPORATION

                              3035 LEONARDTOWN ROAD
                             WALDORF, MARYLAND 20601
                                 (301) 645-5601


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 5, 2004
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Tri-County Financial Corporation (the "Company") will be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 5, 2004, at 10:00 a.m.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of four directors of the Company; and

     2. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. The Board of Directors has fixed the close of business on March 22, 2004, as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ H. Beaman Smith

                                      H. BEAMAN SMITH
                                      Secretary

Waldorf, Maryland
April 5, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                        TRI-COUNTY FINANCIAL CORPORATION
                              3035 LEONARDTOWN ROAD
                             WALDORF, MARYLAND 20601
                                 (301) 843-0854




--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 5, 2004
--------------------------------------------------------------------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri-County Financial Corporation ("Tri-County Financial" or the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held in the second floor Board Room at the main office of Community Bank of Tri-County (the "Bank"), 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 5, 2004 at 10:00 a.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 5, 2004.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address shown above, by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The mere presence of a stockholder at the Annual Meeting will not in and of itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Annual Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is properly presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Stockholders of record as of the close of business on March 22, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 773,762 shares of common stock, par value $.01 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     The following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the Company's outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by each director, each executive officer named in the summary compensation table and by all executive officers and directors of the Company as a group. Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, management knows of no person, other than those set forth in the table below, who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. All beneficial owners listed in the table have the same address as the Company.

                                            AS OF RECORD DATE                     PERCENT OF SHARES
   NAME OF BENEFICIAL                      AMOUNT AND NATURE OF                    OF COMMON STOCK
        OWNERS                            BENEFICIAL OWNERSHIP (1)                 OUTSTANDING (2)
---------------------------               ------------------------              ---------------------
Michael L. Middleton                              99,702(3)                            12.58%
C. Marie Brown                                    38,793(4)                             4.93
James R. Shepherd                                    250                                0.03
Louis P. Jenkins, Jr.                             55,410(5)(6)                          6.51
Herbert N. Redmond, Jr.                           59,450(5)(6)                          7.00
H. Beaman Smith                                   28,915(5)                             3.71
A. Joseph Slater, Jr.                                100                                0.01
Gregory C. Cockerham                              25,050(7)                             3.18
William J. Pasenelli                               7,361(8)                             0.94

All Directors, Executive Officers and            235,860(9)                            28.57
   Nominees as a Group (9 persons)

Community Bank of Tri-County                      54,310(10)                            7.02
  Employee Stock Ownership Plan ("ESOP")

--------------------

(1) Includes certain shares owned by spouses, or as custodian or trustee for minor children over which shares all officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2) In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group may acquire through the exercise of options within 60 days of the Record Date.
(3) Includes 18,882 shares held by spouse. Includes 18,724 shares of Common Stock which may be acquired upon the exercise of stock options. Also includes 10,546 shares of Common Stock allocated to Mr. Middleton's account in the ESOP.
(4) Includes 13,654 shares of Common Stock which may be acquired upon the exercise of stock options and 7,264 shares of Common Stock allocated to Ms. Brown's account in the ESOP.
(5) Includes 600, 4,600, and 5,200 shares that may be acquired upon the exercise of options by Directors Jenkins, Redmond and Smith respectively.
(6) Includes 54,310 shares of Common Stock held by the ESOP, over which the named individual may exercise voting power in his capacity as an ESOP trustee.
(7) Includes 14,341 shares of Common Stock which may be acquired upon the exercise of stock options and 6,560 shares of Common Stock allocated to Mr. Cockerham's account in the ESOP.
(8) Includes 6,037 shares of Common Stock which may be acquired upon the exercise of stock options and 491 shares of Common Stock allocated to Mr. Pasenelli's account in the ESOP.
(9) Includes 63,104 shares of Common Stock which may be acquired upon the exercise of stock options. Also includes 54,310 shares of Common Stock held by the ESOP.
(10) Includes 4,966 shares held in a suspense account for future allocation and/or distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and shares for which no instructions have been received are voted by the trustees in the manner directed by the ESOP committee.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Tri-County Financial's Board of Directors currently consists of seven members. The Company's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually.

     The Board of Directors has nominated as directors Michael L. Middleton, C. Marie Brown and Louis P. Jenkins, Jr. to serve for an additional three-year term or until their successors are elected and qualified. The Board of Directors has also nominated James R. Shepherd to serve for an one-year term or until his successor is elected and qualified. Director Shepherd was appointed by the Board of Directors as a Director of the Company and the Bank in October 2003 to fill the vacancy created by the resignation of W. Edelen Gough, Jr., as a director of the Company and the Bank. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. The Company's Articles of Incorporation provide that stockholders may not cumulate their votes for the election of directors.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     Under the Company's Bylaws, directors shall be elected by a majority of those votes cast by stockholders at the Annual Meeting. Votes which are not cast at the Annual Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee. Any proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

     The following table sets forth certain information for each nominee and director continuing in office.

                                                                  YEAR
                                        AGE AT                    FIRST                    CURRENT
                                       DECEMBER                  ELECTED                   TERM TO
             NAME                      31, 2003                DIRECTOR (1)                 EXPIRE
             ----                      --------                ------------                 ------
                                        BOARD NOMINEES FOR A TERM TO EXPIRE IN 2007

          Michael L. Middleton            56                      1979                       2004

          C. Marie Brown                  61                      1991                       2004

          Louis P. Jenkins, Jr.           32                      2001                       2004



                                         BOARD NOMINEE FOR A TERM TO EXPIRE IN 2005



          James R. Shepherd               58                      2003                       2004

                                               DIRECTORS CONTINUING IN OFFICE

          H. Beaman Smith                 58                      1986                       2005

          Herbert N. Redmond, Jr.         63                      1997                       2006

          A. Joseph Slater, Jr.           50                      2003                       2006


---------------
(1) Reflects the year first elected as a director of the Bank. Mr. Middleton and Mr. Smith became directors of the Company on the date of its incorporation in September 1989.

     The principal occupation of each director of Tri-County Financial is set forth below. Unless otherwise noted, all directors have held the position described below for at least the past five years and reside in Southern Maryland.


     MICHAEL L. MIDDLETON is President and Chief Executive Officer of the Company and the Bank. Mr. Middleton joined the Bank in 1973 and served in various management positions until 1979 when he became President of the Bank. Mr. Middleton is a Certified Public Accountant and holds a Masters of Business Administration. As President and Chief Executive Officer of the Bank, Mr. Middleton is responsible for the overall operation of the Bank pursuant to the policies and procedures established by the Board of Directors. Since December 1995, Mr. Middleton has served on the Board of Directors of the Federal Home Loan Bank of Atlanta and became the Chairman of the Board effective January, 2004, and also serves as its Board Representative to the Council of Federal Home Loan Banks. Mr. Middleton also serves on the Board of Directors of the Federal Reserve Bank, Baltimore Branch.

     C. MARIE BROWN has been associated with the Bank for 31 years and serves as its Chief Operating Officer. Ms. Brown is an alumna of Charles County Community College with an associates of arts degree in management development. She is a supporter of the Handicapped and Retarded Citizens of Charles County and of Zonta and serves on various administrative committees of the Hughesville Baptist Church.

     LOUIS P. JENKINS, JR. is a partner in the law firm of Jenkins, Jenkins & Jenkins, P.A. located in La Plata, Maryland. Prior to entering private practice, Mr. Jenkins served as an Assistant State's Attorney in Charles County, Maryland from 1997 to 1999. From 1996 to 1997, he clerked for the Honorable Robert C. Nalley of the Charles County Circuit Court. Mr. Jenkins is involved in a number of public service organizations including the Rotary Club of Charles County - La Plata, the Southern Maryland Chapter of the American Red Cross and the Charles County Bar Association.

     JAMES R. SHEPHERD is the Business Development Officer for the Calvert County Department of Economic Development. Mr. Shepherd was previously a business owner in Calvert County. Mr. Shepherd holds an MS degree in Management from the University of Maryland and a BA from Roanoke College. Mr. Shepherd serves in numerous civic and charitable organizations.

     H. BEAMAN SMITH is the Secretary/Treasurer of the Company, President of Accoware, a computer software company, and Vice President of Fry Plumbing Company of Washington, D.C. Mr. Smith holds a Masters Degree and BS from the University of Maryland. Mr. Smith is a Trustee of the Ferguson Foundation and a director of the Maryland 4-H Foundation.

     HERBERT N. REDMOND, JR. is the Senior Vice President and Manager of the St. Mary's County office of the D.H. Steffens Company, which provides civil engineering, land planning and land surveying services. He is a member of the Leonardtown Rotary and serves on the special activities committee. He also serves as chairperson of the St. Mary's County Building Officials and Code
Administrators Appeals Boards and is a member of the St. Mary's County Historical Society. Mr. Redmond serves on the vestry of Christ Church Chaptico and on the scholarships awards committee of the Maryland Society of Surveyors.

     A. JOSEPH SLATER, JR. is the President and CEO of the Southern Maryland Electric Cooperative, Inc, ("SMECO"). SMECO is one of the 10 largest electrical cooperatives in the country. Previously Mr. Slater served as Vice President of the National Rural Electric Cooperative Association. Mr. Slater also serves on the Board of the Maryland Chamber of Commerce and numerous other civic organizations. Mr. Slater holds an MBA in Finance from George Washington University and a BS in Accounting from Shepherd College.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During fiscal year 2003, the Board of Directors held five meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during the period he or she served on the Board, except for director A. Joseph Slater, Jr.

     The Company's Audit Committee consists of Directors James R. Shepherd, A. Joseph Slater and Herbert N. Redmond, Jr. The Audit Committee meets with the Company's independent auditors in connection with their annual audit and reviews the Company's accounting and financial reporting policies and practices. As the Common Stock of the Company trades on the OTC Bulletin Board, the Company is required by the Exchange Act to select the listing standards of either a national securities exchange or the listing standards of the National Association of Securities Dealers, Inc. (the "NASD"), pursuant to which the Board is required to determine and disclose whether the members of the Company's audit committee and nominating committees are "independent". The Company determined to use the listing standards of the NASD. All of the members of the Audit Committee are "independent" as defined in NASD Rule 4200(a)(15) and
Section 10A(m)(3) and Rule 10A-3 of the Exchange Act. The Audit Committee met four times during 2003. The amended Audit Committee Charter is attached hereto as Annex A.

     The Company's "Nominating Committee" is its Governance Committee and will generally be comprised of all of the directors of the Company who are "independent," as defined by NASD Rule 4200(a)(15), and who are not nominees for a given year's director election. The Governance Committee selects nominees for election as directors. For this year's annual meeting the directors serving on the Governance Committee are: Louis P. Jenkins, Jr., James R. Shepherd, H. Beaman Smith, who is not independent as he is an officer of the Company and the Bank and Michael L. Middleton, ex officio. The Board of Directors has adopted a charter for its nominating committee which is included as Annex B hereto, which will apply to director nominations commencing in 2005.

     In its deliberations, the Governance Committee considers a candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Company's market area. Any nominee for director made by the Governance Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Governance Committee solicits its then current directors for the names of potential qualified candidates. The Governance Committee may also ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Governance Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates' qualifications and the Governance Committee's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, in accordance with the procedures in the Company's Articles of Incorporation, the Governance Committee would consider the proposed nominee, along with any other proposed nominees recommended by individual directors, in the same manner in which the Governance Committee would evaluate nominees for director recommended by the Board of Directors.

     The Governance Committee will consider recommendations for directorships submitted by stockholders. Stockholders who wish the Governance Committee to consider their recommendations for nominees for the position of Director should submit their recommendations in writing to the Governance Committee in care of the Secretary, Tri-County Financial Corporation, 3035 Leonardtown Road, Waldorf, Maryland 20601. Each such written recommendation must set forth (i) the name of the recommended candidate, (ii) the number of shares of stock of the Company which are beneficially owned by the stockholder making the recommendation and the recommended candidate, and (iii) a detailed statement explaining why the stockholder believes the recommended candidate should be nominated for election as a director. In addition, the stockholder making such recommendation must promptly provide any other information reasonably requested by the Governance Committee. In order to be considered by the Governance Committee for nomination for election at an annual meeting of stockholders, the recommendation must be received by January 1 preceding that annual meeting. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration given to other candidates recommended by directors or executive management.

     The Company does not have a separate compensation committee. Compensation matters are considered by the full Board of Directors.

BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS

     The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Secretary c/o Christy Lombardi, Tri-County Financial Corporation, 3035 Leonardtown Road, Waldorf, Maryland 20601. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

     The Company does not have a policy regarding Board member attendance at annual meetings of stockholders. All of the Company's directors attended the Company's 2003 annual meeting of stockholders.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     BOARD FEES. Directors of the Company receive fees of $325 per meeting attended in person and $225 per telephone meeting. Members of the Bank's Board of Directors currently receive fees of $425 per meeting attended in person and $225 per telephone meeting and an annual retainer of $3,500. Members of the Bank's executive committee receive a fee of $425 per meeting attended. Members of the Company's Audit Committee receive fees of $325 per meeting attended in person and $225 per telephone meeting. If more than one meeting of the Bank, the Company or any subcommittees is held on any given day, the aggregate fees cannot exceed $900 per day.

     STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. The Company maintains a stock option plan for non-employee directors, adopted by the Board of Directors in December 1995. Under that plan, the Company granted to non-employee directors options to purchase an aggregate of 8,750 shares of the Common Stock during 1995. In October, 1998, the Board of Directors approved an amendment to the plan to reserve an additional 11,000 shares of Common Stock under the plan. Options to purchase all of these 11,000 shares of Common Stock were granted to directors during 1998. On September 25, 2001, the option plan was amended to increase the number of shares of Common Stock reserved thereunder by 9,600 and an option for 3,000 shares of Common Stock was granted to Mr. Smith, an option for 2,400 shares of Common Stock was granted to Mr. Redmond and an option for 600 shares of Common Stock was granted to Mr. Jenkins.

     DIRECTOR RETIREMENT PLAN. The Bank's Board of Directors has adopted a retirement plan for members of the Board of Directors of the Bank (the "Directors' Plan"), effective January 1, 1995. Under the Directors' Plan, each non-employee director of the Bank will receive an annual retirement benefit for ten years following his termination of service on the Bank's Board in an amount equal to the product of his "Benefit Percentage," his "Vested Percentage," and $3,500. A participant's "Benefit Percentage" is based on his overall years of service as a non-employee director of the Bank, and increases in increments of 33-1/3% from 0% for less than five years of service, to 33-1/3% for five to nine years of service, to 66-2/3% for 10 to 14 years of service, and to 100% for 15 or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant was serving on the Board on January 1, 1995 (the "Effective Date"), increases to 66-2/3% if the participant completes one year of service after the Effective Date, and becomes 100% if the participant completes a second year of service after the Effective Date. However, in the event a participant retires from service on the Board due to "disability" (as determined by the Board of Directors of the Bank) or for any reason after attaining age 65, the participant's Vested Percentage will become 100% regardless of his years of service. A participant's vested percentage will also become 100% in the event of a "change in control" (as defined in the Directors' Plan). If a participant terminates service on the Board due to disability, the Bank will pay the participant each year for ten years an amount equal to the product of his Benefit Percentage and $3,500. The Directors' Plan also provides death benefits to a participant's surviving spouse under certain conditions.

     The Directors' Plan also establishes a deferred compensation program for members of the Board of Directors of the Bank. Under the Directors' Plan, directors of the Bank may elect to defer all or any portion of the fees and/or salary otherwise payable to him or her in cash for any calendar year in which the Directors' Plan is in effect. Deferred amounts will be credited to a bookkeeping account in the participant's name, which will also be credited annually with the greater of: (1) the investment return which would have resulted if such deferred amounts had been invested in savings accounts having a return equal to the highest interest rate which the Bank pays on certificates of deposit, which rate is adjusted on each January 1st; or (2) the consolidated return on equity of the Company for the calendar year as determined under generally accepted accounting principles. Participants may determine the time and form of benefit payments and may cease future deferrals any time. Changes in participant elections generally become effective only as of the following January 1st, except that (i) elections designating a beneficiary or ceasing future contributions will be given immediate effect, and (ii) participants may change elections as to the timing or form of distributions only with respect to subsequently deferred compensation.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation awarded to or earned in the last three years by the chief executive officer of the Company and each other executive officer who earned in excess of $100,000 in salary and bonus in 2003 (the "Named Executive Officers").

                                                                                LONG-TERM
                                              ANNUAL COMPENSATION          COMPANSATION AWARDS
     NAME AND PRINCIPAL                     ---------------------------      -- SECURITIES            ALL OTHER
          POSITION                  YEAR    SALARY            BONUS (1)    UNDERLYING OPTIONS       COMPENSATION
----------------------------        ----    ------            ---------    ------------------       ------------
Michael L. Middleton                2003    $  188,000        $  99,674            4,691           $   36,281  (2)
  President and Chief               2002       175,236           86,249            2,975               30,183
  Executive Officer                 2001       162,429           91,968            2,079               31,215

C. Marie Brown                      2003    $  135,000        $  57,644            2,545           $   32,284  (3)
  Executive Vice President          2002       125,067           49,880            2,197               27,559
  and Chief Operating Officer       2001       124,080           48,852            1,201               28,772

Gregory C. Cockerham                2003    $  125,000        $  53,272            2,282           $   19,036  (4)
  Executive Vice President          2002       115,581           46,097            1,720               15,967
  and Chief Lending Officer         2001       109,177           44,819            1,110               18,582

William J. Pasenelli                2003    $  120,000        $  48,415            2,362           $   11,974  (5)
  Executive Vice President          2002       105,043           31,420            1,395               12,130
  and Chief Financial Officer       2001       102,091           18,908              754                5,811

-------------------

(1) Represents bonuses paid pursuant to the Bank's Executive Incentive Compensation Plan (the "Incentive Plan"). For each year in which the Incentive Plan is in effect, the Bank establishes a bonus pool equal to 10% of net income after taxes (but before deduction of bonuses payable under the Incentive Plan) multiplied by the "Multiplier," as determined in accordance with the Incentive Plan. For fiscal 2003, the Multiplier was the average of (i) the percentage obtained when the Company's return on equity ("ROE") is divided by the median ROE of a peer group comprised of commercial banks in the fifth Federal Reserve district, plus (ii) the percentage obtained when the median percentage of noncurrent to gross loans of the peer group is divided by the percentage of the Bank's noncurrent to gross loans; provided that the Multiplier shall not exceed 1.0. The bonus pool is allocated among officers in proportion to the ratio a designated percentage of their base salary (the "Allocation Base") bears to the total Allocation Bases of all participating officers. In addition, stock options whose value as measured by the Black-Scholes method is equal to 50% of cash compensation will be awarded. Measures of performance may be adjusted at the discretion of the Board of Directors. For fiscal 2004 and thereafter, the Incentive Plan was amended on December 23, 2003, in two respects. First, a third component was added to the Multiplier formula, with the result  that  all  three  components  will be  averaged  to  determine  the
     Multiplier. The new component is the percentage obtained when the percentage increase in the Company's earnings-per-share from the previous year ("EPS Increase") is divided by the targeted EPS Increase for the year established by the Board. In no event will this third component exceed 150%, and it will be deemed to be 0% if the percentage, as so computed, is less than 50%. The second aspect of the amendment relates to the manner in which the number of each participant's stock option shares will be determined. The number of stock option shares will be determined such that the value of the participant's stock option, as measured by the Company for purposes of compliance with the reporting requirements of FASB Statement No. 123, is equal to 50% of the bonus to which the participant is entitled under the Incentive Plan.
(2) Consists of $10,425 in directors' fees, the value of the shares at year end, ($17,766) allocated to the participant's account in the ESOP, $7000 in matching contributions under the 401(k) Plan, and split-dollar life insurance premiums of $1,090.
(3) Consists of $10,425 in directors' fees, the value of the shares at year end ($13,944) allocated to the participant's account in the ESOP, $6,000 in matching contributions under the 401(k) Plan, and split-dollar life insurance premiums of $915.
(4) Consists of the value of the shares ($12,726) allocated to the participant's account in the ESOP, $6,000 in matching contributions under the 401(k) Plan, and split-dollar life insurance premiums of $310.
(5) Consists of the value of the shares at year end ($5,754) allocated to the participant's account in the ESOP, $6,000 in matching contributions under the 401(k) Plan and split-dollar life insurance premiums of $220.

     OPTION GRANTS IN FISCAL YEAR 2003. The following table contains information concerning the grants of stock options during the year ended December 31, 2003 to the Named Executive Officers. All such options were granted under the 1995 Stock Option and Incentive Plan and were fully vested at the date of grant. No stock appreciation rights ("SARs") were granted to the Named Executive Officers during fiscal year 2003.

                                             PERCENT
                                            OF TOTAL
                             NUMBER OF       OPTIONS
                            SECURITIES      GRANTS TO
                            UNDERLYING      EMPLOYEES
                              OPTIONS       IN FISCAL      EXERCISE         EXPIRATION
NAME                          GRANTED         YEAR          PRICE              DATE
----                       ------------     -----------    --------         ----------
Michael L. Middleton              458           2.72%       $39.00           12/31/12
                                4,233          25.17         42.00           12/31/13
C. Marie Brown                    113            .67         39.00           12/31/12
                                2,432          14.46         42.00           12/31/13
Gregory C. Cockerham               30            .18         39.00           12/31/12
                                2,252          13.39         42.00           12/31/13
William J. Pasenelli              200           1.19         39.00           12/31/12
                                2,162          12.86         42.00           12/31/13


     AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003 AND YEAR-END OPTION VALUES. The following table sets forth information concerning exercises of stock options by the Named Executive Officers during the year ended December 31, 2003, as well as the value of options held by such persons at the end of the fiscal year. No SARs have been granted to any of the Named Executive Officers.

                                                                   NUMBER OF                  VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                        SHARES ACQUIRED        VALUE          AT FISCAL YEAR-END             AT FISCAL YEAR-END (1)
NAME                      ON EXERCISE      REALIZED (1)  (ALL IMMEDIATELY EXERCISABLE)   (ALL IMMEDIATELY EXERCISABLE)
----                      -----------      ------------  -----------------------------   -----------------------------
Michael L. Middleton        3,100           $89,032                36,591                         $788,531
C. Marie Brown              1,680            52,030                16,901                          303,235
Gregory C. Cockerham        1,698            52,587                15,929                          292,306
William J. Pasenelli            0                 0                 5,837                           46,153

----------
(1) Based on the difference between the exercise price and the fair market value of the underlying securities on the date of exercise or at fiscal year-end, as the case may be.

     EMPLOYMENT AGREEMENTS. The Bank maintains an employment agreement with Michael L. Middleton which was last amended and restated effective September 6, 2003. The employment agreement currently provides for an annual salary of $188,000. The agreement provides for Mr. Middleton's employment for a period of five years, subject to annual one-year extensions. The agreement provides for termination for cause or upon certain events specified in the agreement. The agreement is also terminable by the Bank without cause, in which case Mr.
Middleton would be entitled to compensation as in effect on the date of termination up to the expiration date of the agreement payable in a lump sum or in periodic payments (at the option of Mr. Middleton), plus full life, health, disability and other benefits as in effect on the date of termination up to the expiration date of the agreement. If following a change in control of the Company or the Bank, as defined in the agreement (i) Mr. Middleton voluntarily terminates his employment for any reason within the 30 day period beginning on the date of a change of control, (ii) Mr. Middleton voluntarily terminates employment within 90 days of an event that occurs during the period which begins on the date six months before a change of control and ends on the later of the second anniversary of the change of control or the expiration of the employment agreement, and which event constitutes good reason, as defined in the employment agreement, or (iii) the Bank terminates Mr. Middleton's employment for any reason other than for just cause, as defined in the agreement, then Mr. Middleton shall be entitled to receive an amount equal to 2.99 times the average annual compensation payable by the Bank and includable in Mr. Middleton's gross income for the most recent five taxable years. In addition, Mr. Middleton would be entitled to be reimbursed for excise taxes imposed on any "excess parachute payments," as defined in Section 280G of the Internal Revenue Code of 1986, made under the employment agreement and under any other plans, programs or agreements (such as the Salary Continuation Agreement described below), as well as any additional excise and income taxes imposed as a result of such reimbursement. A change of control refers to certain enumerated events, including the acquisition of ownership of 25% or more of the Bank's or Company's Common Stock by any person or group. The agreement provides, among other things, for annual review of compensation, for participation in an equitable manner in any stock option plan or incentive plan to the extent authorized by the Bank's Board of Directors for its key management employees and for participation in pension, group life insurance, medical coverage and in other employee benefits applicable to executive personnel.

     The Bank maintains similar employment agreements with C. Marie Brown, Executive Vice President and Chief Operating Officer, Gregory C. Cockerham, Executive Vice President and Chief Lending Officer, and William J. Pasenelli, Executive Vice President and Chief Financial Officer, respectively, except that those agreements do not include any provision for an excess parachute payment tax reimbursement. Ms. Brown's agreement provides for a current annual salary of $135,000, Mr. Cockerham's agreement provides for a current annual salary of $125,000 and Mr. Pasenelli's provides for a current annual salary of $120,000. Each agreement has a three-year term with provision for extension for an additional year annually if determined by the Board. Each agreement provides for a change in control payment equal to 2.00 times the officer's five-year average annual compensation in circumstances similar to those in which Mr. Middleton would receive a change in control payment. The aggregate payments that would be made to Mr. Middleton, Ms. Brown, Mr. Cockerham and Mr. Pasenelli assuming the termination of their employment under the foregoing circumstances at December 31, 2003 would have been approximately $776,707, $333,675, $304,877 and
$246,308, respectively.

     SALARY CONTINUATION AGREEMENTS. The Bank and Mr. Middleton entered into a Salary Continuation Agreement effective as of September 6, 2003. The Bank is presently funding it's obligations to Mr. Middleton pursuant to the Salary Continuation Agreement through a life insurance policy on his life which the Bank owns and with respect to which it is the sole death beneficiary. Pursuant to his Salary Continuation Agreement, if Mr. Middleton terminates employment with the Bank on or after his 62nd birthday, or within 24 months subsequent to a change in control (as defined in his Employment Agreement), or terminates employment on account of disability, he will be entitled to receive a pension from the Bank in the amount of $10,671 per month for 180 months commencing on the his 65th birthday (or his termination of employment, if later). If Mr. Middleton's employment is terminated for reasons other than disability prior to his 62nd birthday, the monthly amount payable to him for 180 months commencing on his 65th birthday will be $10,671 multiplied by a fraction, the numerator of which is the number of years of service completed by Mr. Middleton at the time of his termination of employment, and the denominator of which is the number of years of service he would have completed had he remained employed with the Bank until his 62nd birthday. Mr. Middleton may elect that his pension shall commence immediately following termination of employment prior to his 65th birthday, provided that he make such election at least 13 months prior to his termination of employment. If Mr. Middleton makes such election, his pension will be reduced on the basis of an interest factor equal to the five-year Treasury Constant Maturity Rate (but not greater than 6% annually). If Mr. Middleton dies while an employee of the Bank, or after termination of employment, but before the date on which his pension would have become payable, his designated beneficiary shall receive a survivor's pension of $10,671 per month for 180 months commencing as of the first day of the month following the date of death. If Mr. Middleton dies after payment of his pension has commenced, his designated beneficiary shall receive the balance of the 180 monthly payments. Mr. Middleton shall forfeit his entitlement to all benefits under the Salary Continuation Agreement if his employment with the Bank is terminated for cause as specified in his Employment Agreement described above. In addition, Mr. Middleton would be entitled to be reimbursed for excise taxes imposed on any "excess parachute payments," as defined in Section 280G of the Internal Revenue Code of 1986, made under the Salary Continuation Agreement and under any other plans, programs or agreements (such as the Employment Agreement described above), as well as any additional excise and income taxes imposed as a result of such reimbursement.

     The Bank entered into similar Salary Continuation Agreements with C. Marie Brown, Gregory C. Cockerham, and William J. Pasenelli as of September 6, 2003. Their Salary Continuation Agreements are identical to Mr. Middleton's Salary Continuation Agreement, except (i) the full monthly benefit for C. Marie Brown, Gregory C. Cockerham and William J. Pasenelli is $3,627, $6,020 and $6,176, respectively; (ii) the full monthly benefit is payable if termination of employment occurs on or after age 65, on account of disability, or within 12 months subsequent to a change in control; and (iii) they do not include any provision for an excess parachute payment tax reimbursement.

     The Company has entered into Guaranty Agreements with each of Mr. Middleton, Ms. Brown, Mr. Cockerham and Mr. Pasenelli pursuant to which it has agreed to be jointly and severally liable for amounts payable under their employment agreements.

--------------------------------------------------------------------------------
                   TRANSACTIONS WITH THE COMPANY AND THE BANK
--------------------------------------------------------------------------------

     The Bank has followed a policy of offering loans to its officers, directors and employees for the financing and improvement of their personal residences as well as consumer loans. These loans are made in the ordinary course of business and upon substantially the same terms, including collateral, interest rate and origination fees, as those prevailing at the time for comparable transactions, and do not involve more than the normal risk of collectibility or present any unfavorable features.

     Director Louis P. Jenkins, Jr. is a partner in the law firm of Jenkins, Jenkins & Jenkins, P.A. which performed legal services for the Bank and its borrowers during fiscal year 2003 and is expected to perform similar services during the current fiscal year. Director Herbert N. Redmond, Jr. is a Vice President of D.H. Steffens Company which performed engineering services to the Bank during 2003 and is expected to perform similar services during the current fiscal year.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year or written representations from such persons that no annual reports of changes in beneficial ownership were required, the Company believes that during 2003, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with the reporting requirements.

--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors presently intends to renew the Company's arrangements with Stegman & Company to be its independent auditors for the fiscal year ending December 31, 2004. A representative of Stegman & Company is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement, if so desired.

AUDIT FEES

     During the fiscal years ended December 31, 2002 and 2003, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal years ended December 31, 2002 and 2003 were $46,813 and $49,973, respectively.

AUDIT-RELATED FEES

     During the fiscal years ended December 31, 2002 and 2003, the aggregate fees for assurance and related services by Stegman & Company that were reasonably related to the performance of the audit and review of the Company's financial statements (other than audit fees) were $0 and $2,500, respectively.

TAX FEES

     During the fiscal years ended December 31, 2002 and 2003, the aggregate fees by Stegman & Company for professional services rendered by Stegman & Company to the Company for tax compliance, tax advice and tax planning were $7,151 and $6,750, respectively.

ALL OTHER FEES

     For the fiscal years ended December 31, 2002 and 2003, the aggregate fees paid by the Company to Stegman & Company for all other services (other than audit, audit-related and tax fees) were $2,303 and $2,117, respectively.

     The Audit Committee's charter provides that the Audit Committee will approve in advance any non-audit service permitted by the Exchange Act, including tax services, that its independent auditors renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Exchange Act, including but not limited to the 5% de minimis exception. The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Audit Committee at its next scheduled meeting for ratification. During fiscal years ended December 31, 2002 and 2003 the Audit Committee approved 100% of all "audit-related", "tax" and "other fees".

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Stegman & Company, the Company's independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from Stegman & Company the written disclosures and the letter required to be delivered by Stegman & Company under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of Stegman & Company their independence.

     Based on the its review of the financial statements, its discussion with Stegman & Company regarding SAS 61, and the written materials provided by Stegman & Company under ISB Standard No. 1 and the related discussion with Stegman & Company of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                                 JAMES R. SHEPHERD
                                 A. JOSEPH SLATER, JR.
                                 HERBERT N. REDMOND, JR.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof by the person or persons voting the proxies as directed by a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to conducting solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2003 Annual Report to Stockholders, including financial statements, accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE, UPON WRITTEN REQUEST TO THE SECRETARY, TRI-COUNTY FINANCIAL CORPORATION, 3035 LEONARDTOWN ROAD, WALDORF, MARYLAND 20601.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 3035 Leonardtown Road, Waldorf, Maryland 20601 no later than December 5, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the Company not fewer than 30 days nor more than 60 days prior to any such meeting; provided, however, that if notice or public disclosure of the meeting is given fewer than 40 days before the meeting, such written notice shall be delivered or mailed to the Secretary of the Company not later than the close of the 10th day following the day on which notice of the meeting was mailed to stockholders.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ H. Beaman Smith
                                   H. BEAMAN SMITH
                                   Secretary

Waldorf, Maryland
April 5, 2004

                                                                         Annex-A
                                 AUDIT COMMITTEE
                                     CHARTER

     The Board of Directors of Tri-County Financial Corporation (the "Company") has constituted and established an audit committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

     Committee Mission: The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of these activities to the Board. Management of the Company is responsible for preparing the Company's financial statements, and the independent auditors retained by the Committee are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to overall changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate policy for quality financial reporting, sound business risk management policies and ethical behavior.


A.   COMPOSITION

     The Committee shall consist of three directors. Each director shall be free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall be able to read and understand financial statements (including the Company's balance sheet, income statement and cash flow statement). The Committee shall use its best efforts to have a member that is an "audit committee financial expert" as defined by SEC Regulations.

B.   MISSION STATEMENT AND PRINCIPAL FUNCTIONS

     The Committee shall have access to all records of the Company and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall perform the following functions:

(1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

(2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-K prior to the filing of such report with the SEC.

(3) Review the Company's unaudited financial statements and related footnotes and the "Management Discussion and Analysis" portion of the Company's Form 10-Q for each interim quarter and instruct management of the Company to ensure that the independent auditors also reviews the Company's interim financial statements before the Company files its quarterly reports on Form 10-Q with the SEC.

(4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

(5) Meet and discuss with the Company's legal counsel, as appropriate, legal matters that may have a significant impact on the Company or its financial reports.

(6) Ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

(7)  Review and reassess the adequacy of this Charter annually.

(8)  Discuss generally with management the Company's earnings press releases.

(9) Appoint, compensate, retain and oversee the work of the independent auditors employed for the purpose of preparing or issuing an audit report with respect to the Company or preparing other audit, review or attest services for the Company; such independent auditors shall be duly registered with the Public Accounting Oversight Board following its establishment; and, such independent auditors shall be instructed to report directly to the Committee.

(10) Approve in advance any non-audit service permitted by the Act, including tax services, that its independent auditors renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Act, including but not limited to the 5% de minimis exception.

(11) To the extent required by applicable regulations, disclose in periodic reports filed by the Company with the SEC, approval by the Committee of allowable non-audit services to be performed for the Company by its independent auditors.

(12) Delegate to one or more members of the Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Committee at its next scheduled meeting for ratification.

(13) Receive a timely report from its independent auditors performing the audit of the Company, which details: (1) all "critical accounting policies and practices" to be used in the audit; (2) all alternate presentation and disclosure of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and the management of the Company, including, but not limited to, any management letter or scheduled or unadjusted differences.

(14) Meet with management and independent auditors to (a) discuss the scope of the annual audit, (b) discuss the annual audited financial statements including disclosures made in "Management's Discussion and Analysis" portion of the Company's annual report on Form 10-K, (c) discuss any significant matter arising from the audit or report as disclosed to the Committee by management or the independent auditors, (d) review the form of opinion the independent auditors propose to render with respect to the audited annual financial ( statements, (e) discuss significant changes to the Company's auditing and accounting principles, policies, or procedures proposed by management or the independent auditors, (f) inquire of the independent auditors of significant risks or exposures, if any, that have come to the attention of the independent auditors and any difficulties encountered in conducting the audit, including any restrictions on the scope of activities or access to requested information and any significant disagreement with management.

(15) Ensure that the independent auditors submit to the Committee written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, and discuss with the independent auditors their independence.

(16) Discuss with the independent auditors the matters required to be discussed by SAS 61 Communication with Audit Committees and SAS 90 Audit Committee Communications, which include:
     (a)  methods used to account for significant unusual transactions;
     (b) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
     (c) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;
     (d) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; and
     (e) information regarding the auditor's judgment about quality, not just acceptability, of the

          Company's auditing principles.


(17) Engage independent counsel and other advisers, as the Committee may determine in its sole discretion to be necessary and appropriate, to carry out the Committee's duties.

(18) Be provided with appropriate funding by the Company, as determined by the Committee, for payment of:

     (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

     (b)  compensation  to any advisers  employed by the audit  committee  under
          Section 17 above; and

     (c) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

(19) Obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company, and at least annually discuss with the independent auditors any relationship or services which may impact the independent auditors' objectivity or independence, and take appropriate actions to ensure such independence.

(20) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

(21) Review management's assessment of the effectiveness of internal control over financial reporting and the attestation report submitted by the independent auditors to ensure that appropriate suggestions for improvement are promptly considered with respect to the Company's internal control over financial reporting.

(22) Establish   procedures  for  the  confidential,   anonymous  submission  by
     employees of the Company of concerns regarding questionable accounting or auditing matters.

(23) Have the authority to investigate allegations of managerial misconduct by its executives or any other matters related to the financial operations of the Company.

C.   MEETINGS

     Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board, or by a majority of the members of the Committee. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. The Chairman of the Audit Committee shall be responsible for meeting with or designating another Committee member to meet with the Company's independent auditors either in person or by telephone at their request to discuss their interim financial statements. Written minutes pertaining to each meeting shall be filed with the Company's Secretary and an oral report shall be presented by the Committee at each Board meeting.

     At the invitation of the Chairman of the Committee, the meetings shall be attended by the President and Chief Executive Officer, the Chief Financial and Accounting Officer, the representatives of the independent auditors, and such other persons whose attendance is appropriate to the matters under consideration.

     Approved by Committee and the Board of the Company as of February 4, 2004.

                                                                         Annex-B

                                     CHARTER
                                     OF THE
                              GOVERNANCE COMMITTEE
                                     OF THE
                              BOARD OF DIRECTORS OF
                        TRI-COUNTY FINANCIAL CORPORATION

                      AS APPROVED BY THE BOARD OF DIRECTORS
                               ON FEBRUARY 4, 2004



I.   AUTHORITY AND COMPOSITION

The Committee is established pursuant to Section 14 of the By-Laws of Tri-County Financial Corporation (the "Corporation") and Article IX of the Articles of
Incorporation of the Corporation. Committee members shall be appointment annually by the Board and may be replaced by the Board. The Committee may appoint a Secretary, who need not be a Director. The Committee Chairman shall be appointed by the Board.

Even though the common stock of the Corporation is not listed, the Corporation is required to select the listing standards of a national securities exchange or the rules of the National Association of Securities Dealers and disclose annually in the Corporation's proxy statement whether the members of the Committee are independent pursuant to the selected standard. While the members of the Committee are not required to meet these independence standards, the Committee will consider these standards when evaluating the independence of its members.

II.  PURPOSE OF THE COMMITTEE

The Committee's purpose is to assist the Board in promoting the best interests of the Corporation and its shareholders through the implementation of sound corporate governance principles and practices.

III. RESPONSIBILITIES OF THE COMMITTEE

The following activities are set forth as a guide with the understanding that the Committee may diverge from this guide as it considers appropriate.


     (a) Identify potential candidates for nomination as Directors on an ongoing basis, in such manner as the Committee deems appropriate;

     (b) Recommend to the Board the number of Directors to be elected and a slate of nominees for election as Directors at the Corporation's annual meeting of shareholders;

     (c) Recommend to the Board persons to be appointed as Directors in the interval between annual meetings of the Corporation's shareholders;

     (d) Recommend to the Board standards for determining outside director independence consistent with NASD Rule 4200(a)(15) and other legal or regulatory corporation governance requirements and review and assess these standards on a periodic ongoing basis;

     (e) Review the qualifications and independence of the members of the Board and its various committees on a regular periodic basis and make any recommendations the Committee members may deem appropriate from time to time concerning any recommended changes in the composition of the Board and its committees;

     (f)  Oversee  the   Corporation's   director   orientation  and  continuing
          education programs;

     (g) Oversee matters related to the compensation and benefits of outside, nonemployee Directors and make such recommendations to the Board as the Committee deems appropriate;

     (h) Recommend to the Board a retirement policy for Directors and a policy relating to Directors who have experienced a change in the job responsibilities they held at the time they became a Director;

     (i) Recommend to the Board such changes to the Board's Committee structure and Committee functions as the Committee deems advisable;

     (j) Confirm that each standing Committee of the Board has a Charter in effect and that such Charter is reviewed at least annually by its Committee;

     (k) Review shareholder proposals duly and properly submitted to the Corporation and recommend appropriate action to the Board;

     (l) Review any proposed amendments to the Corporation's Articles of Incorporation and Bylaws and recommend appropriate action to the Board;

     (m) Review and assess the Corporation's compliance with the corporate governance requirements established under federal securities and banking laws and regulations or otherwise as applicable to each of the Corporation and its subsidiaries and controlled affiliates;

     (n)  Monitor  the  Board's  and  the  Corporation's   compliance  with  any
          commitments  made  to  the   Corporation's   regulators  or  otherwise
          regarding changes in corporate governance practices;

     (o) Recommend to the Board such additional actions related to corporate governance matters as the Committee may deem necessary or advisable from time to time;

     (p) Review and assess the quality and clarity of the information provided to the Board and the Committee and make recommendations to management as the Committee deems appropriate from time to time for improving such materials;

     (q) Evaluate the effectiveness of the Board's oversight of management activities and the major operations of the Corporation and its subsidiaries and controlled affiliates;

     (r) Review and assess the Board's effectiveness in monitoring exceptions to Board-approved policies and guidelines;

     (s) Review Board and committee processes for assessing the adequacy and completeness of their respective minutes, the process for the review and approval of such minutes and the retention of such minutes and any related materials presented to the Board of its committees for review; and

     (t) Receive comments from all Directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board near or following the end of each fiscal year.

WITH RESPECT TO THE RESPONSIBILITIES LISTED ABOVE, THE COMMITTEE SHALL:

     (a)  Report regularly to the Board on its activities;

     (b) Maintain minutes of its meetings and records relating to those meetings and the Committee's activities;

     (c) Have the sole authority to retain and terminate any search firm to be used to identify Director candidates and to approve the search firm's fees and other retention terms;

     (d) Have authority to obtain advice and assistance from internal or external legal, accounting or other advisors;

     (e) Form and delegate authority to subcommittees of one or more Committee members when appropriate;

     (f) Review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter; and

     (g)  Annually review the Committee's own performance.

IV.  GENERAL

In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

     (a) One or more officers and employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

     (b) Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

     (c) Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

                                 REVOCABLE PROXY

                        TRI-COUNTY FINANCIAL CORPORATION

                   ANNUAL MEETING OF STOCKHOLDERS MAY 5, 2004

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Herbert N. Redmond, Jr. and A. Joseph Slater, Jr., with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Tri-County Financial Corporation (the "Company") that the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 5, 2004 at 10:00 a.m. and at any and all adjournments thereof, as follows:

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR ANNUAL MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2004 ANNUAL MEETING.

Continued, and to be signed and dated, on reverse side.

      Detach Proxy Card Here If You Are Not Voting By Telephone or Internet

--------------------------------------------------------------------------------

                                                      /X/
/ /  MARK, SIGN, DATE AND RETURN            VOTES MUST BE INDICATED
     PROXY CARD PROMPTLY USING THE          (x) IN BLACK OR BLUE INK.
     ENCLOSED ENVELOPE

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE LISTED NOMINEES.



1. ELECTION OF DIRECTORS

FOR all nominees  / /      WITHHOLD AUTHORITY to vote   / /    *EXCEPTIONS / /
 listed below              for all nominees listed below.

Nominees: Michael L. Middleton,  C. Marie Brown, Louis P. Jenkins, Jr. and James
          R. Shepherd

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions ____________________________________________________________________

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement for the Annual Meeting and the Company's 2003 Annual Report.

                    Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


          Date              Share Owner sign here            Co-Owner sign here
          ----------------------------------------------------------------------
          /          /                              /                          /
          ----------------------------------------------------------------------

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